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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):   May 23, 2001



                      Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                     01-11779                  75-2548221
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                    (Address of Principal Executive Offices,
                              Including Zip Code)



      Registrant's telephone number, including area code:  (972) 604-6000

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Item 5.  Other Events.

          On May 23, 2001, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit
         Number                 Description of Document
         ------                 -----------------------

          99(a) Press Release of Electronic Data Systems Corporation dated May 23, 2001.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ELECTRONIC DATA SYSTEMS
                                 CORPORATION


June 4, 2001                     By:    /s/ D. Gilbert Friedlander
                                     -------------------------------------------
                                     D. Gilbert Friedlander, Senior Vice
                                     President, General Counsel  and Secretary

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